Exhibit No. 99.1


                                  Certification
                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
               Section 1350, Chapter 63 of Title 18, United States
                                      Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ATA Holdings Corp., formerly Amtran Inc. (the "Company"), does hereby certify that:

     The Quarterly Report of Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   November 12, 2002                           /s/ J. George Mikelsons
                                                     -----------------------
                                                     J. George Mikelsons
                                                     Chief Executive Officer


Dated:   November 12, 2002                           /s/ Kenneth K. Wolff
                                                     ---------------------
                                                     Kenneth K. Wolff
                                                     Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.